                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Amendment No. 1 to Form S-3 of our report dated February 22, 2000 relating to the financial statements, which appears in Triangle Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PRICEWATERHOUSECOOPERS LLP



Raleigh, North Carolina
November 15, 2000